UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 20, 2008 (May 15, 2008)

NEW JERSEY RESOURCES
CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey (Address of principal executive offices)	07719 (Zip Code)

(732) 938-1480
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 2.03 Creating of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

On May 15, 2008, New Jersey Natural Gas Company (“NJNG”), a wholly-owned subsidiary of New Jersey Resources Corporation (“NJR”), and certain institutional investors in the private placement market (“Purchasers”) entered into a Note Purchase Agreement, attached hereto as Exhibit 4.9 and incorporated herein by reference, under which NJNG sold, and the Purchasers purchased, $125 million of NJNG’s 5.60% Senior Notes due May 15, 2018 (“Notes”).   The Notes are secured until the Release Date (as defined in the Note Purchase Agreement) by an equal principal amount of NJNG’s First Mortgage Bonds issued under NJNG’s Indenture of Mortgage and Deed of Trust dated April 1, 1952 between NJNG and BNY Midwest Trust Company (as successor to Harris Trust and Savings Bank) in its capacity as Trustee, as amended and supplemented to date and from time to time, including the Thirty-Second Supplemental Indenture dated as of May 1, 2008, a copy of which is attached as Exhibit 4.2(i) and incorporated herein by reference.  Accordingly, until the Release Date the Notes are secured ratably with NJNG's First Mortgage Bonds in the collateral pledged to secure such bonds.

Interest accrues on the Notes at 5.60% per annum and will be payable on February 15 and August 15 of each year, beginning August 15, 2008.  NJNG may at any time and from time to time redeem all or a portion of the Notes at a make-whole redemption price.  The Notes have not been registered under the Securities Act of 1933 ("Securities Act") or under the securities laws of any jurisdiction. The Notes are subject to certain restrictions on transfer and may only be sold in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

NJR is not obligated directly or contingently with respect to the Notes or the First Mortgage Bonds.

The above descriptions of the Note Purchase Agreement and the Thirty-Second Supplemental Indenture are qualified in their entirety by reference to the entire Note Purchase Agreement and the Thirty-Second Supplemental Indenture filed herewith as Exhibits.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial statements of businesses acquired:	Not applicable.

(b)	Pro forma financial information:	Not applicable.

(c)	Exhibits:

Exhibit Number	Description

4.2(i)	Thirty-Second Supplemental Indenture dated as of May 1, 2008.
4.9	Note Purchase Agreement dated as of May 15, 2008, by and among New Jersey Natural Gas Company and the Purchasers party thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: May 20, 2008
By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

4.2(i)	Thirty-Second Supplemental Indenture dated as of May 1, 2008
4.9	Note Purchase Agreement dated as of May 15, 2008, by and among New Jersey Natural Gas Company and the Purchasers party thereto.

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